UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2010

PINNACLE ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13641	95-3667491
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8918 Spanish Ridge Avenue, Las Vegas, Nevada	89148
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (702) 541-7777

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On or about April 14, 2010, Pinnacle Entertainment, Inc. (the “Company”) furnished or otherwise made available to stockholders its Proxy Statement describing the matters to be voted upon at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 11, 2010. At the Annual Meeting, stockholders are being asked, among other things, to vote on a proposal to approve an amendment to the Company’s 2005 Equity and Performance Incentive Plan, as amended (the “2005 Plan”), to increase by 1,500,000 the maximum number of shares of the Company’s Common Stock that may be issued or subject to awards under the 2005 Plan, to increase the maximum number of awards under the 2005 Plan that may be issued as incentive stock options from 4,750,000 to 6,250,000 shares and to increase the 2005 Plan by certain non-plan option grants to the extent that such non-plan options are forfeited, expire or are terminated without issuance of shares, or are settled for cash or otherwise do not result in the issuance of shares.

Following the Company’s review of the recently published analysis of this proposal by RiskMetrics Group Governance Services and in order to facilitate stockholder approval of the amendment to the 2005 Plan, the Company is amending the proposed amendment to the 2005 Plan to reduce the proposed increase in the number of shares subject to the 2005 Plan from 1,500,000 to 1,100,000. Accordingly, Proposal 2 is hereby amended and restated to read as follows:

“2. to approve an amendment to the Company’s 2005 Equity and Performance Incentive Plan, as amended (the “2005 Plan”), to increase by 1,100,000 the maximum number of shares of the Company’s Common Stock that may be issued or subject to awards under the 2005 Plan, to increase the maximum number of awards under the 2005 Plan that may be issued as incentive stock options from 4,750,000 shares to 5,850,000 shares and to increase the 2005 Plan by certain non-plan option grants to the extent that such non-plan options are forfeited, expire or are terminated without issuance of shares, or are settled for cash or otherwise do not result in the issuance of shares.”

A copy of the Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan, as amended, marked to show the proposed amendment is attached to this Form 8-K as Exhibit 99.1 and is hereby incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
Exhibit 99.1	Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan, As Amended, marked to show the proposed amendment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE ENTERTAINMENT, INC.
(Registrant)

Date: April 30, 2010

By: /s/ John A. Godfrey
John A. Godfrey,
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit No.	Description
Exhibit 99.1	Pinnacle Entertainment, Inc. 2005 Equity and Performance Incentive Plan, As Amended, marked to show the proposed amendment